Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated October 29, 2015 to the

Statutory Prospectus for Class R6 Shares of

Allianz Funds Multi-Strategy Trust,

Dated September 8, 2015

Disclosure Relating to AllianzGI NFJ International Small-Cap Value Fund (for purposes of this section only, the “Fund”)

Effective November 1, 2015, within the Fund Summary relating to the Fund, the fee table and expense examples for the Fund under “Fees and Expenses of the Fund” are hereby revised in their entirety as follows:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class R6	0.85%	None	1.36%	2.21%	(1.26)%	0.95%

(1)	Amount has been restated to reflect current fees.
(2)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2017 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.95% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$97	$570	$1,069	$2,445

Effective November 1, 2015, within the Management of the Funds section of the Prospectus, in the subsection entitled “Management Fees”, the following footnote is added to information relating to the Fund in the “Management Fees” table:

(2)	The Fund’s management fee was reduced to 0.85% on November 1, 2015.

Please retain this Supplement for future reference.